UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

A-MARK PRECIOUS METALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Ave, Suite 6300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2022, A-Mark Precious Metals, Inc. (“A-Mark”) entered into a new employment agreement with Thor Gjerdrum, its President. Mr. Gjerdrum’s current employment agreement expires on June 30, 2022. The new employment agreement is effective as of July 1, 2022, except that certain compensation was granted upon signing of the agreement. The agreement contains the following key terms:

•

The term of the agreement extends from July 1, 2022 through June 30, 2025.
•
Base salary is set at $650,000 per annum.
•
The President will have an annual incentive opportunity to earn a target amount equal to 75% of salary by achieving target performance, with lesser amounts payable for achievement of specified threshold performance levels and, in the discretion of the Compensation Committee, greater amounts, up to 150% of the target amounts, payable for above-target performance levels.
•
Performance goals for the annual incentive will be based 1) on achievement of annual goals tied to the level of pre-tax profits, as defined (“profits goal”) and 2) on achievement of other qualitative and quantitative goals as determined by the Compensation Committee each year (“other goals”). The profits goal will have a weighting of 75% and the other goals will have a weighting of 25%.
•
Under the new agreement, upon signing, the President was granted 14,436 restricted stock units (“RSUs”), vesting 33.3% per year for each completed fiscal year of employment, subject to accelerated vesting in specified circumstance. Each RSU represents the contingent right to receive one share of A-Mark’s common stock. The RSUs were granted under our 2014 Stock Award and Incentive Plan.
•
Benefits under the new agreement will be similar to those under Mr. Gjerdrum’s current employment agreement.

•
Payments and benefits upon termination of employment are similar to those provided under the current employment agreement. Severance payable upon a termination by A-Mark not for Cause or termination by the President for Good Reason will be one year of salary continuation.

Item 9.01. Exhibits

(d) Exhibits:

Exhibit	Description
10.1	Employment Agreement, executed May 18, 2022, between A-Mark Precious Metals, Inc. and Thor Gjerdrum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-MARK PRECIOUS METALS, INC.

Date:	May 20, 2022	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary